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SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 240.14a-12
Zenith National Insurance Corp.
(Name of Registrant as Specified In Its Charter)
Zenith National Insurance Corp.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Zenith National Insurance Corp. 21255 Califa Street Woodland Hills, California 91367 Telephone (818) 713-1000

            NOTICE OF ANNUAL MEETING

        The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Wednesday, May 22, 2002, at 9:00 a.m., for the following purposes:

  1.
  To elect a Board of eight (8) Directors.

  2.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders of record at the close of business on March 25, 2002, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                      By Order of the Board of Directors

                      John J. Tickner
                       Secretary

Woodland Hills, California
Dated: March 26, 2002

        STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND PRE-ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ZENITH NATIONAL INSURANCE CORP.
21255 Califa Street,
Woodland Hills, California 91367

PROXY STATEMENT

VOTING

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Wednesday, May 22, 2002, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The corporate subsidiaries of Zenith are Zenith Insurance Company ("Zenith Insurance"), CalRehab Services, Inc., Perma-Bilt, a Nevada Corporation, Zenith Development Corp., Zenith Insurance Management Services, Inc., Zenith Risk Management, Inc., Zenith Star Insurance Company, and ZNAT Insurance Company. The cost of this solicitation will be borne by Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.

        The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to stockholders is March 28, 2002.

        Only stockholders of record at the close of business on March 25, 2002, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding 18,629,374 shares of common stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. In the event the election of Directors is to proceed with cumulative voting, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes to which shares covered by the proxy are entitled and to distribute the votes among the candidates for election as the holder of the proxy sees fit. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote shall constitute a quorom.

        The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon. Any such matter submitted for stockholder approval requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

        Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains certain information at the Record Date as to: (1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the Executive Officers named in the Summary Compensation Table ("Named Executive Officers"), (3) each of the Directors of Zenith, and (4) all Executive Officers and Directors as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Fairfax Financial Holdings Limited, et.al.(2)	7,808,645	41.9%
95 Wellington St. West
Suite 800
Toronto, Ontario, Canada M5J 2N7
Stanley R. Zax(3)(4)	1,316,880	6.7%
21255 Califa Street
Woodland Hills, CA 91367
Royce & Associates, Inc.(5)	1,185,100	6.4%
1414 Avenue of the Americas
New York, New York 10019
Harvey L. Silbert(3)(6)	1,107,867	5.9%
2121 Avenue of the Stars
Eighteen Floor
Los Angeles, CA 90067
Dimensional Fund Advisors Inc.(7)	965,300	5.2%
1299 Ocean Ave., 11th Floor
Santa Monica, CA 90401
Robert E. Meyer(8)	77,109	*
21255 Califa Street
Woodland Hills, CA 91367
Jack D. Miller(9)	75,553	*
21255 Califa St.
Woodland Hills, CA 91367
William J. Owen(10)	38,881	*
21255 Califa Street
Woodland Hills, CA 91367

John J. Tickner(11)	28,045	*
21255 Califa Street
Woodland Hills, CA 91367
Gerald Tsai, Jr.(3)	5,000	*
200 Park Ave.
New York, New York 10166
Max M. Kampelman(3)	4,992	*
1001 Pennsylvania Avenue N.W.
Washington D.C. 20004
William Steele Sessions(3)(12)	1,461	*
2099 Pennsylvania Ave., N.W.
Suite 100
Washington, D.C. 20006-1816
Robert J. Miller(3)	0	*
3773 Howard Hughes Parkway
Third Floor South
Las Vegas, NV 89109
Leon E. Panetta(3)	0	*
P.O. Box 42
Carmel Valley, CA 93924
Michael Wm. Zavis(3)	0	*
525 West Monroe St. Suite 1600
Chicago, IL 60661
All Executive Officers and Directors as a group (12 persons)(13)	2,587,392	13.9%

*
Less than 1%
(1)
Subject to applicable community property and similar statutes.
(2)
On November 23, 2001, Amendment No. 1 to a Statement on Schedule 13D was filed with the Securities and Exchange Commission (the "Commission") jointly by V. Prem Watsa ("Watsa"), The Sixty Two Investment Company Limited ("Sixty Two"), 810679 Ontario Limited ("810679"), Fairfax Financial Holdings Limited ("Fairfax Financial"), Odyssey Re Holdings Ltd. (now named FFHL Holdings Ltd.) ("FFHL Holdings"), Odyssey Re Group Ltd. (now named FFHL Group Ltd.) ("FFHL Group"), Fairfax Inc. ("Fairfax Inc."), TIG Holdings, Inc. ("TIG Holdings"), TIG Insurance Group ("TIG Insurance Group"), TIG Insurance Company ("TIG Insurance Company"), Odyssey Re Holdings Corp. ("Odyssey Re Holdings"), Odyssey America Reinsurance Corporation ("Odyssey America"), Odyssey Reinsurance Corporation ("Odyssey Reinsurance"), Crum & Forster Holdings, Inc. ("Crum & Forster"), United States Fire Insurance Company ("U.S. Fire Insurance"), and The North River Insurance Company ("North River Insurance") (individually, a "Reporting Person" and collectively, the "Reporting Persons"). The information in the table is based on such filing, other filings with the Commission and other information supplied by Fairfax Financial. The filings and other information indicate that a total of 7,808,645 shares are held by the Reporting Persons and that the number of shares and the sole voting power, shared voting power, sole dispositive power and shared dispositive power with respect to such shares held by each of the Reporting Persons are as follows:

Reporting Person	Amount Beneficially Owned	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Watsa	7,808,645	0	7,808,645	0	7,808,645
Sixty Two	7,808,645	0	7,808,645	0	7,808,645
810679	7,808,645	0	7,808,645	0	7,808,645
Fairfax Financial	7,808,645	0	7,808,645	0	7,808,645
FFHL Holdings	7,808,645	0	7,808,645	0	7,808,645
FFHL Group	7,808,645	0	7,808,645	0	7,808,645
Fairfax Inc.	7,808,645	0	7,808,645	0	7,808,645
TIG Holdings	4,501,423	0	4,501,423	0	4,501,423
TIG Insurance Group	4,501,423	0	4,501,423	0	4,501,423
TIG Insurance Company	4,501,423	3,287,223	1,214,200	3,287,223	1,214,200
Odyssey Re Holdings	1,214,200	0	1,214,200	0	1,214,200
Odyssey America	1,214,200	64,200	1,150,000	64,200	1,150,000
Odyssey Reinsurance	1,150,000	1,150,000	0	1,150,000	0
Crum & Forster	3,307,222	0	3,307,222	0	3,307,222
U.S. Fire Insurance	3,287,222	3,287,222	0	3,287,222	0
North River Insurance	20,000	20,000	0	20,000	0

        Mr. Watsa controls Sixty Two and 810679. Mr. Watsa, Sixty Two, and 810679 control Fairfax Financial. All of the other Reporting Persons (except for Odyssey Re Holdings, Odyssey America, and Odyssey Reinsurance) are either a direct or indirect wholly owned subsidiary of Fairfax Financial. Fairfax Financial owns approximately seventy four percent of the outstanding shares of common stock of Odyssey Re Holdings. Odyssey America and Odyssey Reinsurance are wholly owned subsidiaries of Odyssey Re Holdings.

(3)
Director of Zenith.
(4)
Chief Executive Officer of Zenith. Number of shares shown includes 1,030 shares owned by Mr. Zax as custodian for his adult children, as to which shares Mr. Zax disclaims beneficial ownership; 1,000,000 shares, as to which options are or will become exercisable within sixty days after the Record Date; and 68,316 shares held by Mr. Zax as co-trustee, as to which Mr. Zax disclaims beneficial ownership and as to which he shares voting and dispositive power with Mr. Silbert and a third party. These 68,316 shares are also reported for Mr. Silbert.
(5)
On February 12, 2002, Amendment No. 4 to a Statement on Schedule 13G was filed with the Commission by Royce & Associates, Inc., an investment adviser registered under Section 203 of the Investment Adviser Act of 1940. The information in the table is based on such filings.
(6)
Number of shares shown consists of 173,551 shares held by Mr. Silbert as trustee of certain family trusts, as to which Mr. Silbert disclaims beneficial ownership; 866,000 shares held by The Harvey L. and Lillian Silbert Family Trust, a revocable trust, of which Mr. Silbert is a trustee; and 68,316 shares held by Mr. Silbert as co-trustee, as to which Mr. Silbert disclaims beneficial ownership and as to which he shares voting and dispositive power with Mr. Zax and a third party. These 68,316 shares are also reported for Mr. Zax.
(7)
On February 12, 2002, an amendment to a Statement on Schedule 13G was filed with the Commission by Dimensional Fund Advisors Inc. ("Dimensional"). The information in the table is based on such filing. The filing indicates that Dimensional is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, that Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and that Dimensional serves as investment manager to certain other commingled group trusts and separate accounts. As investment adviser or manager, Dimensional holds sole voting and dispositive power with respect to the 965,300 shares. The investment companies, trusts, and accounts own the 965,300 shares and Dimensional disclaims any beneficial ownership of them.
(8)
Executive Officer of Zenith. Number of shares shown includes 530 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of March 20, 2002, the latest practicable date for which such information is available, and 75,000 shares as to which options are or will become exercisable within sixty days after the Record Date.

(9)
Executive Officer of Zenith. Number of shares shown consists of 553 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of March 20, 2002, the latest practicable date for which such information is available, and 75,000 shares as to which options are or will become exercisable within sixty days after the Record Date.
(10)
Executive Officer of Zenith. Number of shares shown includes 933 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of March 20, 2002, the latest practicable date for which such information is available, and 35,000 shares as to which options are or will become exercisable within sixty days after the Record Date.
(11)
Executive Officer of Zenith. Number of shares shown consists of 2,545 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of March 20, 2002, the latest practicable date for which such information is available, and 25,500 shares as to which options are or will become exercisable within sixty days after the Record Date.
(12)
Shares shown are held in Mr. Sessions' Simplified Employee Pension — Individual Retirement Account.
(13)
Number of shares shown includes 1,210,500 shares as to which options are or will become exercisable within sixty days after the Record Date and excludes shares allocated to The Zenith 401(k) Plan accounts of Executive Officers since March 20, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations of the Commission thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

        Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 2001, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with, except that due to inadvertent error, Mr. Zavis did not file a Form 4 reporting a sale of 3,000 shares by his wife in March 2001. Mr. Zavis subsequently filed a Form 5 reporting the sale.

ELECTION OF DIRECTORS

        It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed. Election of Directors shall be decided by plurality vote.

        All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees becomes unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

        A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

        The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

Name	Age	Served as Director Since	Positions and Offices Held with Zenith	Principal Occupations and Employment During Past Five Years	Other Publicly Held Corporations in which Directorships Held
Max M. Kampelman	81	February 1989	Director of Zenith and Zenith Insurance	Attorney, Of Counsel, since March 1991, and Partner, January 1989 to March 1991, Fried, Frank, Harris, Shriver & Jacobson; Counselor of the Department of State and Head of the U.S. Delegation to Negotiations on Nuclear and Space Arms with the Soviet Union from January 1985 to January 1989	None
Robert J. Miller(1)	56	February 1999	Director of Zenith and Zenith Insurance; Member of Audit Committee	Attorney, Senior Partner, Jones Vargas since January 1999; Governor of Nevada for the ten years prior to January 1999	America West Holdings Corporation; International Game Technology; Newmont Mining Corporation
Leon E. Panetta	63	May 2000	Director of Zenith and Zenith Insurance; Member of Audit Committee
				Founder and Director, The Leon & Sylvia Panetta Institute for Public Policy since December 1998; White House Chief of Staff, July 1994 to January 1997; Director, White House Office of Management and Budget, January 1993 to July 1994; U.S. Representative, January 1977 to January 1993	None
William Steele Sessions(2)	71	September 1993	Director of Zenith and Zenith Insurance
				Attorney, Holland & Knight LLP since September 2000 and Sessions & Sessions, L.C. from March 1995 to August 2000; Security Consultant since July 1993; Director, Federal Bureau of Investigation from 1987 to 1993	None
Harvey L. Silbert	89	January 1978	Director of Zenith and Zenith Insurance; Member of Performance Bonus Committee
				Attorney, Of Counsel, Christensen, Miller, Fink, Jacobs, Glazer, Weil & Shapiro LLP since November 2000; Of Counsel, Loeb & Loeb LLP from March 1991 to October 2000; Of Counsel, Wyman, Bautzer, Kuchel & Silbert for more than five years prior to March 1991; management of personal investments for more than the past five years	None

Name	Age	Served as Director Since	Positions and Offices Held with Zenith	Principal Occupations and Employment During Past Five Years	Other Publicly Held Corporations in which Directorships Held
Gerald Tsai, Jr.	73	December 1991	Director of Zenith and Zenith Insurance; Chairman of Performance Bonus Committee; Member of Audit Committee	Management of private investments since January 1989; Chairman, President, and Chief Executive Officer of Delta Life Corporation, February 1993 to October 1997; Chairman (January 1987 to December 1988) and CEO (April 1986 to December 1988), Primerica Corp.	Saks Incorporated; Sequa Corporation; Triarc Companies, Inc.
Michael Wm. Zavis	64	September 1998	Director of Zenith and Zenith Insurance; Chairman of Audit Committee; Member of Performance Bonus Committee	Attorney, Retired Founding Partner since March 2001, and for more than five years prior thereto, Co-Managing Partner, Katten Muchin & Zavis	None
Stanley R. Zax(3)	64	July 1977	Chairman of the Board and President of Zenith and Zenith Insurance for more than the past five years; Chairman of the Board of CalFarm Life Insurance Company for more than five years prior to December 1995; Chairman of the Board and President of CalFarm Insurance Company ("CalFarm") for more than five years prior to January 1995; and Chairman of the Executive Committee of the Board of Directors of CalFarm from January 1995 to March 1999 (4)		None

(1)
Mr. Miller is a Senior Partner of Jones Vargas, which provided legal services to Zenith in 2001.

(2)
Mr. Sessions is a Partner of Holland & Knight LLP, which provided legal services to Zenith in 2001.

(3)
Holly Zax, M.B.A., the adult daughter of Mr. Zax, is employed by Zenith Insurance at an annual salary of $120,000.

(4)
Zenith Insurance is a wholly-owned subsidiary of Zenith, as were CalFarm Life Insurance Company and CalFarm, until they were sold in December 1995 and March 1999, respectively.

        The Board of Directors communicated frequently during the year ended December 31, 2001, held four formal meetings and also took action by unanimous written consent. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus Committee but has no nominating committee or any committee performing similar functions. See "Audit Committee" below for information on the Audit Committee. The Performance Bonus Committee, consisting of Messrs. Tsai (Chairman), Silbert and Zavis, is responsible for performance-based compensation plans for Executive Officers, namely, the Executive Officer Bonus Plan and the 1996 Employee Stock Option Plan as it relates to grants thereunder to Executive Officers. The Board of Directors retains responsibility for all other compensation matters. The Performance Bonus Committee did not hold any formal meetings in 2001, but took action by unanimous written consent. Each Director except Mr Silbert attended at least seventy-five percent of the meetings of the Board of Directors and of any committees thereof on which such Director served.

AUDIT COMMITTEE

        On May 18, 2000, the Board of Directors adopted a Charter for the Audit Committee, which was revised and readopted by the Board of Directors on March 13, 2002. A copy of the amended and restated Charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Messrs. Zavis (Chairman), Miller, Panetta and Tsai, all of whom are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The functions of the Audit Committee include the selection, evaluation and appointment of the independent accountants (including reviewing their independence); oversight of the annual audit and quarterly reviews of Zenith's financial statements; oversight of the financial reporting process and internal controls; and oversight of internal audit procedures. During 2001, the Audit Committee communicated frequently with personnel from Zenith's financial and accounting department, internal audit department, actuarial department, corporate legal staff and independent accountants, including at five formal meetings.

AUDIT COMMITTEE'S REPORT

        The Audit Committee's report shall not be deemed to be incorporated by reference through any general statements incorporating by reference this Proxy Statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

        The Audit Committee's report for 2001 follows:

        The Audit Committee has reviewed and discussed Zenith's audited consolidated financial statements for the year ended December 31, 2001 with Zenith's management.

        The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors, the matters required to be discussed with them by Statement of Auditing Standards No. 61, Communication With Audit Committees, as may be modified or supplemented.

        The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP, independent accountants, that are required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as may be modified or supplemented, and has discussed with the independent accountants their independence.

        Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2001 be included in Zenith's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Michael Wm. Zavis, Chairman
Robert J. Miller
Leon E. Panetta
Gerald Tsai, Jr.

DIRECTORS' COMPENSATION

        Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Each of Messrs. Miller, Panetta, Tsai and Zavis also receives a fee of $25,000 per annum for serving as a member of Zenith's Audit Committee.

EXECUTIVE COMPENSATION

        The following table sets forth information regarding the compensation paid during the 1999, 2000 and 2001 fiscal years to the Named Executive Officers. The Named Executive Officers are Zenith's Chief Executive Officer and its four other most highly compensated Executive Officers serving as of December 31, 2001.

SUMMARY COMPENSATION TABLE

							Long Term Compensation
							Awards
		Annual Compensation
							Securities Underlying Options/ SARs (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)			All Other Compensation ($)(5)
Stanley R. Zax	2001	1,230,150	500,000	(1)	17,129	(2)	0	48,426
Chairman of the Board and President of Zenith and Zenith Insurance	2000 1999	1,023,514 1,023,611	0 0		0 0		0 0	1,033,750 33,837
Jack D. Miller Executive Vice President of Zenith and Zenith Insurance	2001 2000 1999	503,133 461,933 415,600	0 0 0		0 0 0		0 50,000 0	7,680 7,872 5,306
John J. Tickner	2001	347,889	0		0		0	22,385
Senior Vice President and Secretary of Zenith and Senior Vice President, General Counsel and Secretary of Zenith Insurance	2000 1999	309,122 268,986	0 250,000	(1)	0 0		25,000 0	23,589 20,812
Robert E. Meyer(3)	2001	320,308	0		0		0	6,480
Senior Vice President of Zenith and	2000	294,558	0		0		50,000	5,792
Senior Vice President and Actuary, Zenith Insurance	1999	—	—		—		—	—
William J. Owen(3)	2001	236,100	0		0		0	5,700
Senior Vice President and	2000	221,225	0		2,400	(4)	30,000	4,440
Chief Financial Officer of Zenith and Zenith Insurance	1999	—	—		—		—	—

(1)
Amount shown was a discretionary bonus and not determined and paid under Zenith's Executive Officer Bonus Plan.

(2)
Amount shown represents reimbursements of certain income tax liabilities.

(3)
Messrs. Meyer and Owen were designated Executive Officers on February 24, 2000 and March 1, 2000, respectively.

(4)
Amount shown reflects Zenith's matching contributions under its Stock Purchase Plan.

(5)
The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 2001 to The Zenith 401(k) Plan, as follows: Stanley R. Zax, none; Jack D. Miller, $5,100; John J. Tickner, $5,100; Robert E. Meyer, $5,100; and William J. Owen, $5,100; (b) the dollar value of insurance premiums paid in fiscal year 2001 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the Named Executive Officers, as follows: Stanley R. Zax, $25,500; Jack D. Miller, $2,580; John J. Tickner, $3,960; Robert E. Meyer, $1,380; and William J. Owen, $600; and (c) the dollar value of the benefit to the Named Executive Officers of premiums paid by, or on behalf of, Zenith during fiscal year 2001, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $22,926; Jack D. Miller, none; John J. Tickner, $13,325; Robert E. Meyer, none; and William J. Owen, none. In addition, the 2000 amount shown for Mr. Zax includes a one-time payment of $1,000,000 in consideration of his agreement to extend his employment term. For a discussion of the extension of Mr. Zax's employment term, see "Employment Agreements and Termination of Employment and Change in Control Arrangements."

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        No options or SARs were granted to any of the Named Executive Officers in fiscal year 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

					Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1)
			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)
	Shares Acquired on Exercise (#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Stanley R. Zax	—	—	1,000,000	0	4,315,000	0
Jack D. Miller	—	—	87,500	37,500	128,734	329,391
John J. Tickner	10,000	21,750	19,250	18,750	75,650	164,695
Robert E. Meyer	—	—	62,500	37,500	122,422	329,391
William J. Owen	—	—	27,500	22,500	65,878	197,634

(1)
Based on the $27.94 closing price of the Common Stock on the New York Stock Exchange on December 31, 2001.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
AND CHANGE IN CONTROL ARRANGEMENTS

        In December 2000, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extended the expiration date of his employment agreement from December 31, 2002 to December 31, 2006. In consideration of Mr. Zax's agreement to extend his employment term, he received a one-time payment of $1,000,000 in 2000. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan. Under the agreement, Mr. Zax's annual base compensation is $1,200,000 for calendar years 2001 and 2002, $1,350,000 for calendar years 2003 and 2004, and $1,500,000 for calendar years 2005 and 2006, subject to such increases as the Board of Directors may determine from time to time. Zenith provides life insurance on Mr. Zax's life in an aggregate amount of $6,125,000, of which $5,000,000 is term life insurance. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of approximately twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of approximately twelve months less amounts received pursuant to any long term disability plans. If Mr. Zax's employment is terminated as a result of a breach by him of his employment agreement, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for breach of his employment agreement, death, or disability, Zenith will pay Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a Change in Control (as defined in the employment agreement) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not vested and exercisable at such time, become immediately vested and exercisable. If Mr. Zax's employment terminates within 270 days following a Change in Control, Mr. Zax may elect to be cashed-out of his stock options in lieu of exercising the options. In addition, if Mr. Zax's employment is terminated subsequent to any Change in Control, either by Mr. Zax within 180 days of the Change in Control or by Zenith for any reason other than disability or breach of his employment agreement, Mr. Zax is entitled to receive Severance Payments (as defined below). Upon Mr. Zax's retirement, a five-year consulting relationship would be entered into between

Mr. Zax and Zenith, pursuant to which Mr. Zax would provide a specified number of consulting hours per quarter in return for Zenith's providing an office, secretarial assistance, an automobile allowance, health insurance and a consulting fee in a declining amount for each year of the five-year term of $750,000, $600,000, $500,000, $400,000, and $300,000, respectively. Mr. Zax's base compensation is currently $1,200,000.

        Zenith Insurance entered into an amendment, dated as of March 1, 2000, to Mr. Miller's employment agreement, extending the expiration date of his employment agreement from October 31, 2002 to October 31, 2004 and establishing future annual base compensation. The employment agreement, as amended, provides for: (1) annual base compensation of $453,200, $494,400, $535,600, $618,000 and $700,400, effective on March 1 of 2000, 2001, 2002, 2003 and 2004, respectively, subject to such increases as the Board of Directors of Zenith Insurance may determine from time to time; (2) annual discretionary bonuses; and (3) certain additional benefits, including an automobile allowance. Mr. Miller's original employment agreement was entered into prior to his becoming an Executive Officer in 1998, but he is eligible for annual bonuses determined under Zenith's Executive Officer Bonus Plan. Mr. Miller's base compensation is currently $535,600.

        Zenith entered into an amendment, dated as of March 1, 2000, to Mr. Tickner's employment agreement, extending the expiration date of his employment agreement from March 1, 2001 to March 1, 2003 and establishing future annual base compensation. The employment agreement, as amended, provides for: (1) annual base compensation of $311,163, $349,376 and $387,589, effective on March 1 of 2000, 2001 and 2002, respectively, subject to such increases as the Board of Directors may determine from time to time; (2) annual bonuses to be determined under Zenith's Executive Officer Bonus Plan; and (3) certain additional benefits, including the use of an automobile. Mr. Tickner's base compensation is currently $387,589

        Zenith Insurance entered into an amendment, dated as of March 1, 2000, to Mr. Meyer's employment agreement, extending the expiration date of his employment agreement from October 31, 2002 to October 31, 2004 and establishing future annual base compensation. The employment agreement, as amended, provides for: (1) annual base compensation of $283,250, $309,000, $334,750, $386,250 and $437,750, effective on March 1 of 2000, 2001, 2002, 2003 and 2004, respectively, subject to such increases as the Board of Directors of Zenith Insurance may determine from time to time; (2) annual discretionary bonuses; and (3) certain additional benefits. Mr. Meyer's original employment agreement was entered into prior to his becoming an Executive Officer in 2000, but he is eligible for annual bonuses determined under Zenith's Executive Officer Bonus Plan, including an automobile allowance. Mr. Meyer's base compensation is currently $334,750.

        Each of Zenith's employment agreements with Messrs. Miller, Meyer and Tickner provides that if the executive's employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. Also, each of Messrs. Miller, Meyer and Tickner may terminate his employment with Zenith and receive Severance Payments should (a) he be prohibited or restricted in the performance of his duties, (b) any payment due him under his agreement remain unpaid for more than 60 days, or (c) he give written notice to Zenith of termination of his employment agreement within 180 days following a Change in Control (as defined in the employment agreements) of Zenith. In addition to the foregoing reasons, under the March 1, 2000 amendment to his employment agreement, Mr. Tickner may terminate his Employment Agreement and receive Severance Payments should Mr. Zax cease to be the full-time Chairman of the Board and President of Zenith for any reason, other than death or disability or Mr. Zax's retirement on or after December 31, 2002. This basis for Mr. Tickner's terminating his employment is of no force and effect after December 31, 2002.

        For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to him for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to him with respect to the year of termination; (2) in the case of Messrs. Miller and Meyer, all salary payments that would have been payable to the executive for the greater of (a) the remaining term of the employment agreement or (b) two years, plus any bonus that would otherwise have been payable to him for such period; (3) in the case of Mr. Zax, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement; (4) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (5) in the case of Messrs. Miller, Meyer and Tickner, full vesting of all stock option and similar rights; and (6) in the case of Messrs. Zax, Miller and Meyer, an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

        The acquisition by Fairfax of shares of Common Stock in October 1999 constituted a Change in Control under the employment agreement of each of Messrs. Zax, Miller, Meyer and Tickner. Messrs. Zax, Miller, Meyer and Tickner waived rights that would otherwise have arisen under the Change in Control provisions of their employment agreements as a result of such acquisition by Fairfax of shares of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2001, all decisions on Executive Officer compensation, other than decisions related to performance-based compensation plans, were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board of Directors' deliberations concerning Executive Officer compensation.

        The Performance Bonus Committee, consisting of Messrs. Silbert, Tsai and Zavis, determines matters relating to performance-based compensation plans for Executive Officers.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE
BONUS COMMITTEE REPORT ON PERFORMANCE-BASED
COMPENSATION PLANS FOR EXECUTIVE OFFICERS

        Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 2001, except with respect to Mr. Zax's compensation, which is established by the Board of Directors without Mr. Zax, and except with respect to matters related to performance-based compensation plans for Executive Officers. The Performance Bonus Committee made determinations under performance-based compensation plans for Executive Officers. The Board of Directors' report on Executive Compensation and the Performance Bonus Committee's report on its determinations shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

        The Board of Directors' report on Executive Compensation follows:

  Executive Officers

        The level of compensation for Executive Officers of Zenith is intended to be competitive (that is, "attractive") and to provide appropriate incentives. Executive Officers of Zenith are generally compensated through salary, grants of stock options, and bonuses under the Executive Officer Bonus Plan.

        The Executive Officer Bonus Plan, approved by the stockholders of Zenith at the 1994 Annual Meeting, is administered by the Performance Bonus Committee. The Performance Bonus Committee also grants stock options to Executive Officers under Zenith's 1996 Employee Stock Option Plan. The report of the Performance Bonus Committee follows this report.

        The level of an Executive Officer's base compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith. Success in these areas does not translate mechanically into compensation levels; the manner in which these factors are taken into account is discretionary with the Board of Directors and is not based on any formulaic weighting.

        The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for long term average combined ratios that are about 100%. Zenith also strives for combined ratios that compare favorably in both the short- and long-term with insurers primarily engaged in writing workers' compensation insurance. In addition, Zenith endeavors to have and has achieved loss ratios that are among the lowest for the workers' compensation industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by their combined ratios and profitability, as applicable.

        With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's environment, which fosters an entrepreneurial spirit, teamwork, an understanding and use of technology, and a commitment to education. Zenith believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and helps maintain a pool of talented executives. Teamwork is crucial to the effective and efficient implementation of Zenith's goals. Understanding, adopting and using technology are necessary for Zenith to compete effectively and efficiently. A commitment to education means a dedication to lifelong learning and training for oneself and creating conditions so that the workforce is similarly dedicated. Such dedication is critical to Zenith's ability to address changes in market conditions and to use such changes to its competitive advantage. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

        On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short-

and long-term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

        Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation, automatic annual increases, and annual bonuses. Determinations as to salary increases for these Executive Officers that are in addition to those set out in their employment agreements, as well as increases for any Executive Officer without an employment agreement, are discretionary and are not made on the basis of a formulaic weighting of the factors described above. Bonuses are generally determined for Executive Officers in accordance with the Executive Officer Bonus Plan.

        In 2001, the combined ratio of Zenith's property and casualty operations was higher than the combined ratio for the industry as a whole. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, the level of each Executive Officer's base compensation was set accordingly. Please see the separate report of the Performance Bonus Committee for a discussion regarding the determination of annual bonuses for Executive Officers for 2001.

  Stanley R. Zax, Chief Executive Officer

        Mr. Zax is never present when the Board of Directors deliberates with respect to his compensation and, accordingly, does not participate in Board of Directors' decisions on his own compensation.

        Mr. Zax's base salary of $1,200,000 for 2001 is specified in his amended and restated employment agreement. The amended and restated employment agreement, which ends on December 31, 2006, provides for certain automatic increases in base compensation. Increases in additions to such automatic increases are at the discretion of the Board of Directors and are not based on a formulaic weighting of factors. In determining whether to grant any salary increase, the same performance criteria that are applied to Executive Officers in general are applied to Mr. Zax. Also, as with Executive Officers, bonuses to Mr. Zax are generally determined in accordance with the Executive Officer Bonus Plan.

        Taking the objective and subjective criteria described above into account, the Board of Directors was pleased with Mr. Zax's performance and leadership during 2001. Substantial progress was made in 2001 in improving Zenith's results as compared to the prior year's results. However, a return to profitability did not occur because of the losses incurred in the reinsurance business from the September 11 terrorist attack on the World Trade Center. During 2001, Mr. Zax made good investments for Zenith, raised additional capital, and continued to provide direction to Zenith through sound and forward-looking leadership. Because of the foregoing, the Board awarded Mr. Zax a discretionary bonus of $500,000 for 2001.

  Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the Federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 per year. However, the limitation does not apply to compensation which is performance-based, earned under a plan approved by the corporation's stockholders and which satisfies certain other conditions set forth in Section 162(m) and the regulations thereunder. Stock option grants awarded to Executive Officers under Zenith's 1996 Employee Stock Option Plan and bonuses payable under the Executive Officer Bonus Plan are intended to comply with Section 162(m). Accordingly, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payment made to Executive Officers under the

Executive Officer Bonus Plan should be subject to the $1,000,000 limit on deductibility. The Board of Directors has determined that it will pay Mr. Zax's annual salary and any discretionary bonus that may be determined and paid outside of the Executive Officer Bonus Plan even though any portion of the total of the annual salary and any discretionary bonus over $1,000,000 may not be deductible by Zenith.

Stanley R. Zax, Chairman of the Board

Max M. Kampelman	Harvey L. Silbert
Robert J. Miller	Gerald Tsai, Jr.
Leon E. Panetta	Michael Wm. Zavis
William Steele Sessions

        The Performance Bonus Committee's report of its determinations of performance-based compensation for Executive Officers follows:

        The Performance Bonus Committee is responsible for administering the Executive Officer Bonus Plan and for granting stock options to Executive Officers under the 1996 Employee Stock Option Plan. In so doing, the Performance Bonus Committee implements and reinforces the compensation philosophy of the Board of Directors, as set out in the Board of Directors' Report on Executive Compensation.

  Executive Officer Bonus Plan

        The Executive Officer Bonus Plan was approved by the stockholders at the 1994 Annual Meeting as a performance-based compensation plan. It provides for bonuses to Executive Officers based upon attainment by Zenith in any fiscal year of an objectively measured performance goal, namely a combined ratio that is below the industry's combined ratio. The Executive Officer Bonus Plan provides for bonuses to Executive Officers up to an amount equal to:

  •
  100% of his or her salary at the beginning of the fiscal year if Zenith's Combined Ratio for such fiscal year is at least three percentage points, but less than five percentage points, below the Industry Combined Ratio or

  •
  150% of his or her salary at the beginning of the fiscal year if Zenith's Combined Ratio for such fiscal year is at least five percentage points below the Industry Combined Ratio;

provided, however, in either instance, the Performance Bonus Committee may, in its sole discretion, on a case by case basis, reduce such bonus by any amount.

        In 2001, Zenith's combined ratio was 118.9%; the industry's 2001 combined ratio, as estimated and reported by A.M. Best Company, was 117.0%. Accordingly, the objective performance goal under the Executive Officer Bonus Plan was not met and no bonuses thereunder are payable to Executive Officers with respect to fiscal year 2001.

Stock Option Grants

  Executive Officers

        From time to time the Performance Bonus Committee grants options to Executive Officers to purchase Common Stock. Options are considered a part of compensation to recognize an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of

Zenith. The Performance Bonus Committee's determination to grant options to an Executive Officer is based on the recommendation of the Chairman of the Board, subjective measures and prior grants to that Executive Officer. Beyond these general considerations, there is no particular formula governing the number of shares awarded.

        In 2001, none of the Named Executive Officers were granted options to purchase Common Stock under the 1996 Employee Stock Option Plan.

Gerald Tsai, Jr., Chairman Harvey L. Silbert Michael Wm. Zavis

(The balance of this page has been left blank intentionally.)

STOCK PRICE PERFORMANCE GRAPH

        The Stock Price Performance Graph below compares the cumulative total returns of the Common Stock ("ZNT"), the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's 500 Property-Casualty Insurance Index ("S&P PC") for a five year period. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance. The following graph assumes $100 was invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Common Stock, the S&P 500, and the S&P PC. The calculation of cumulative total return assumes reinvestment of dividends. The graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data. The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

Comparative Five-Year Total Returns
Zenith, S&P 500 and S&P PC
(Performance results through 12/31/01)

CERTAIN TRANSACTIONS WITH FAIRFAX FINANCIAL

        In 2001, Zenith Insurance, a subsidiary of Zenith, purchased from Odyssey Re Holdings $25,000,000 principal value of its 7.49% Senior Notes due November 30, 2006 in a private placement. Also, in 2001, Zenith sold 1,000,000 shares of its Common Stock to Odyssey Reinsurance at a price of $25 per share in a private placement. In December 2001, Zenith Insurance and its insurance subsidiaries entered into a ten percent quota share ceded reinsurance agreement with Odyssey America relating to all new and renewal business written by Zenith Insurance and its insurance subsidiaries for three years commencing January 1, 2002. Fairfax Financial owns approximately seventy four percent of the outstanding shares of common stock of Odyssey Re Holdings. Odyssey America and Odyssey Reinsurance are wholly owned subsidiaries of Odyssey Re Holdings.

INFORMATION RELATING TO INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP was Zenith's independent accountants for fiscal year 2001 and, upon the recommendation of the Audit Committee, the Board of Directors of Zenith has selected PricewaterhouseCoopers LLP ("PwC") as Zenith's independent accountants for fiscal year 2002.

Independent Accountants Fees

        Fees billed to Zenith by PwC are as follows:

  Audit Fees

        The aggregate fees (including expenses) billed to Zenith by PwC for professional services rendered for the audit of Zenith's financial statements for the year ended December 31, 2001 and reviews of the financial statements included in Zenith's Quarterly Reports on Form 10-Q for 2001 were $782,100.

  Financial Information Systems Design and Implementation

        There were no fees (including expenses) billed to Zenith by PwC for professional services rendered in 2001 for directly or indirectly operating or supervising the operation of Zenith's information systems or managing its local area network or for designing or implementing a hardware or software system that aggregates source data underlying Zenith's financial statements or generates information that is significant to Zenith's financial statements, taken as a whole.

  All Other Fees

        The aggregate fees billed to Zenith by PwC for services rendered in 2001 other than those described under "Audit Fees" and "Financial Information System Design and Implementation" were $221,000.

        The Audit Committee has considered whether the provision of services covered under "Financial Information Systems Design and Implementation" and "All Other Fees" was compatible with maintaining PwC's independence. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire to do so. For information concerning Zenith's Audit Committee, see "Audit Committee" above.

STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
MEETING OF STOCKHOLDERS

        Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 2003 must submit such proposals to Zenith no later than November 28, 2002 in order for them to be included in Zenith's proxy materials for such meeting or no later than February 11, 2003 if proposals are not sought to be included in such proxy materials. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, Attention: Secretary.

                      By Order of the Board of Directors

                      JOHN J. TICKNER
                       Secretary

Dated: March 26, 2002

Appendix A

CHARTER
OF
THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
ZENITH NATIONAL INSURANCE CORP.
(Amended and Restated March 13, 2002)

1.    AUTHORITY

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Zenith National Insurance Corp. (the "Company") is established pursuant to Article IV, Section 1 of the Company's Amended and Restated Bylaws. The Committee shall be comprised of three or more Directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person and/or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

2.    PURPOSE OF THE COMMITTEE

        The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control functions, and compliance with the legal and regulatory requirements of the Company and its subsidiaries.

        The Committee shall oversee the audit efforts of the Company's independent accountants and internal auditors and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company's independent accountants are independent of the Company based on applicable rules and regulations. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors and the financial and senior management of the Company.

3.    COMPOSITION OF THE COMMITTEE

        Each member of the Committee shall be an "independent" Director within the meaning of the rules of the New York Stock Exchange ("NYSE") and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting. At least one member of the Committee shall have accounting or related financial management expertise, as such qualification may be determined in the business judgment of the Board.

4.    MEETINGS OF THE COMMITTEE

        The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the director of the internal audit department and the Company's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee should meet or confer with the independent accountants and management quarterly to review the Company's earnings releases before their publication and periodic financial statements prior to being included in filings with the Securities and Exchange Commission ("SEC"). The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board.

5.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Company's independent accountants to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation, appointment and replacement of the Company's independent accountants, and (4) that the Committee is responsible for ensuring that the Company's independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships (or absence thereof) between the independent accountants and the Company and that the Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action to ensure the independence of the independent accountants.

        While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

Selection, Appointment, and Evaluation of Independent Accountants; Relationship with Independent Accountants

        (1)  Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for each fiscal year;

        (2)  Review the performance of the Company's independent accountants and make recommendations to the Board regarding the replacement or termination of the independent accountants when circumstances warrant;

        (3)  Oversee the independence of the Company's independent accountants by, among other things:

    (a)
    requiring the independent accountants to deliver to the Committee on a periodic basis a formal written statement delineating all proposed and existing relationships (or absence of existing relationships) between the independent accountants and the Company;

    (b)
    actively engaging in a dialogue with the independent accountants with respect to any disclosed or proposed relationships or services that may impact the objectivity and independence of the independent accountants and recommending that the Board take appropriate action to satisfy itself of the independent accountants' independence; and

    (c)
    approving the retention of the independent accountants for any proposed material non-audit service and the fee for such service;

        (4)  Instruct the Company's independent accountants that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection, evaluation, appointment and termination of the Company's independent accountants;

        (5)  Approve the Company's hiring of employees of the independent accountants who are engaged on the Company's account;

Oversight of Annual Audit and Quarterly Reviews

        (6)  Review and accept, if appropriate, the annual audit plan of the Company's independent accountants, which shall include the scope of audit activities, the experience and qualifications of the senior members of the independent accountants' team, the quality control procedures of the independent accountants, and such other matters as the Audit Committee considers pertinent to be included, and monitor such plan's progress and results during the year;

        (7)  Review with the independent accountants any problems or difficulties the independent accountants encountered in the course of the audit work, including any management restrictions placed on the scope of the independent accountants' work and any disagreements with management;

        (8)  Review the results of the year-end audit of the Company, including (as applicable):

    (a)
    the audit report, the published financial statements, the letter (or memorandum) to management from the Company's independent accountants regarding accounting procedures and internal control, any other pertinent reports and management's responses to the letter (or memorandum);

    (b)
    the qualitative judgments of the independent accountants about the appropriateness, not merely the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

    (c)
    the methods used to account for significant unusual transactions;

    (d)
    the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    (e)
    any significant issues on which the national office of the independent accountants was consulted by the Company's audit team;

    (f)
    management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

    (g)
    significant recorded and unrecorded audit adjustments;

    (h)
    any unresolved material accounting issues among management, the Company's internal audit department and the independent accountants; and

    (i)
    other matters required to be communicated under generally accepted auditing standards by the independent accountants to the Committee;

Oversight of Financial Reporting Process and Internal Controls

        (9)  Review with management and the Company's independent accountants:

    (a)
    the Company's financial statements prior to any interim or year-end filings with the SEC or other regulatory body (confirming that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent accountants prior to such reports being filed with the SEC);

    (b)
    such accounting policies (and changes therein) of the Company, including any financial reporting issues, which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee;

    (c)
    the results of the independent accountants' reviews of the quarterly financial statements;

    (d)
    judgments made in connection with the preparation of the Company's financial statements, including the effect of alternative GAAP methods on the Company's financial statements; and

    (e)
    a description of any transactions as to which management obtained Statement of Auditing Standards No. 50 letters;

        (10) Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the Company's independent accountants, management, and internal auditors of the Company;

        (11) Review with management the Company's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and its Code of Conduct;

        (12) Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

        (13) Review with management and the independent accountants any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

        (14) Review with the Company's management and the independent accountants significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board, the SEC or other regulatory body, as well as any other significant accounting or financial reporting related matters, including off-balance sheet transaction structures, that may affect the Company and understand the impact of such developments and other matters on the Company's financial statements;

        (15) Review with management and the independent accountants any correspondence from regulators or governmental agencies, any employee complaints or concerns, and published materials that raise material issues regarding the Company's financial statements or accounting policies;

        (16) Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent accountants, the Company's internal audit department and management;

Internal Audit

        (17) Review the internal auditing function of the Company, including its budget, personnel, charter, effectiveness, independence and authority of its reporting obligations, proposed annual internal audit plans, and coordination of such plans with the independent accountants;

        (18) After completion of the annual audit, discuss with the independent accountants their evaluation of the quality of the work produced by the internal auditing function of the Company, as well as their assessment of the effectiveness of the internal auditing function;

        (19) Review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit;

Other Matters

        (20) Meet annually with the General Counsel of the Company (and upon his recommendation with outside counsel) when appropriate to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

        (21) Prepare a report to be included in proxy statements of the Company in compliance with then applicable rules and regulations promulgated by the SEC;

        (22) Obtain from the independent accountants any information pursuant to Section 10A of the Securities Exchange Act of 1934;

        (23) Conduct or authorize investigations into any matter within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose;

        (24) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate;

        (25) Review the Company's policies relating to the avoidance of conflicts of interest, review the Company's administration of those policies and review past or proposed material transactions between the Company and affiliated parties, directors, officers, and employees; and

        (26) Review the Company's program to monitor compliance with the Company's Code of Conduct and meet periodically with the Company's Compliance Officer to discuss compliance with the Code of Conduct.

        With respect to the duties and responsibilities listed above, the Committee should:

        (1)  Report regularly to the Board on its activities, as appropriate;

        (2)  Exercise reasonable diligence in gathering and considering all material information;

        (3)  Understand and weigh alternative courses of conduct that may be available;

        (4)  Focus on weighing the benefit versus harm to the Company and its stockholders when considering alternative recommendations or courses of action;

        (5)  If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

        (6)  Provide management, the Company's independent accountants and internal auditors with appropriate opportunities to meet privately with the Committee.

* * *

        While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audits or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such responsibilities are management's, the internal auditors' and the independent accountants'. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between or among management and the independent accountants or to ensure that the Company complies with all laws and regulations and its Code of Conduct.

PROXY

This Proxy is Solicited by the Board of Directors
of Zenith National Insurance Corp.
for the Annual Meeting of Stockholders, May 22, 2002

        The undersigned stockholder hereby appoints Harvey L. Silbert and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 2002, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 26, 2002 (the "Proxy Statement"), copies of which have been received by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AS PROVIDED BY ZENITH'S PROXY STATEMENT AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS THEY SEE FIT.

(Continued and to be marked, signed and dated on other side)

/*\ Detach here from proxy voting card. /*\

You can now access your Zenith account online.

Access your Zenith account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for Zenith, now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirectSM is currently only available for domestic individual and joint acounts.

•
SSN
•
PIN
•
Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•
SSN
•
PIN
•
Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•
Certificate History
•
Book-Entry Information
•
Issue Certificate
•
Payment History
•
Address Change
•
Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Please mark your votes as indicated in this example	/x/
		FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below.

1.	Election of Directors:	/ /	/ /	2.	In their discretion, upon such other matters as may properly come before the meeting.
01 Max M. Kampelman 02 Robert J. Miller 03 Leon E. Panetta 04 William Steele Sessions		05 Harvey L. Silbert 06 Gerald Tsai, Jr. 07 Michael Wm. Zavis 08 Stanley R. Zax
(INSTRUCTION: To withhold authority for any individual nominee write that nominee's name in the space provided below.)

Dated:	, 2002

Signature

Signature

Note Please sign EXACTLY as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If executed by a corporation, an authorized officer should sign, and the corporate seal should be affixed. A proxy for shares held in joint ownership should be signed by each joint owner.

Please mark, sign and date this Proxy and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

/*\ Detach here from proxy voting card. /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/znt

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone
1-800-435-6710

Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.thezenith.com

QuickLinks

SCHEDULE 14A INFORMATION
VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF DIRECTORS
AUDIT COMMITTEE
AUDIT COMMITTEE'S REPORT
DIRECTORS' COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE BONUS COMMITTEE REPORT ON PERFORMANCE-BASED COMPENSATION PLANS FOR EXECUTIVE OFFICERS
STOCK PRICE PERFORMANCE GRAPH
CERTAIN TRANSACTIONS WITH FAIRFAX FINANCIAL
INFORMATION RELATING TO INDEPENDENT ACCOUNTANTS
STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS
Appendix A, CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS ZENITH NATIONAL INSURANCE CORP.  (Amended and Restated March 13, 2002